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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post Effective Amendment No. 2 to the Registration Statement File No. 333-77117 on Form N-4 (the "Registration Statement") of (1) our reports dated February 1, 2000 relating to the financial statements of Separate Account Nos. 4, 191, 200 and 206 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1999; (2) our reports dated February 11, 2000 relating to the financial statements of Separate Account Nos. 8 and 30 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1999; and (3) our report dated February 1, 2000 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1999, which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated February 1, 2000 relating to the financial statements of Separate Account No. 4 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1999, which report appears in such Prospectus Supplement. We also consent to the references to us under the headings "Appendix
I: Condensed Financial Information" and "About our independent Accountants" in the Prospectus.


PricewaterhouseCoopers LLP
New York, New York
April 24, 2000